UNITED STATES
SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2005

AEP INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-14450	22-1916107
(Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
125 Phillips Avenue, South Hackensack, New Jersey		07606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 641-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

AEP Industries, Inc. (the “Company” or “AEP”) is filing this Current Report on Form 8-K primarily to restate certain financial information presented in its October 31, 2004 Form 10-K and its January 31, 2005 Form 10-Q. During the six months ended April 30, 2005, Company’s management agreed to a plan to dispose of five of its subsidiaries; AEP Industries Packaging France SAS, Termofilm SpA, AEP Bordex BV, AEP Industries (Australia) Pty. Limited and AEP Industries (New Zealand) Limited. As a result of the planned divestitures, the Company presented in its April 30, 2005 Form 10-Q the assets and liabilities of AEP Industries Packaging France, Termofilm SpA, AEP Bordex BV, AEP Industries (Australia) Pty. Limited and AEP Industries (NZ) Limited as “Assets of discontinued operations” and “Liabilities of discontinued operations”, respectively, and presented their results of operations for the three- and six-month periods ended April 30, 2005 as “Loss from discontinued operations.” The cash flows of the discontinued operations were also presented separately in the Consolidated Statement of Cash Flows for the six months ended April 30, 2005. All corresponding prior year periods presented in April 30, 2005 Form 10-Q were restated to reflect the discontinued operations presentation. This restatement had no effect on AEP’s reported net income (loss) or net income (loss) per share of common stock.

Under United Stated Securities and Exchange Commission (“SEC”) requirements, previously issued financial statements that are included in subsequent Securities Act of 1933 filings are required to be restated to reflect the discontinued operations presentation. On March 17, 2005, AEP issued $175.0 million of senior subordinated notes to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933. In connection with the issuance of the notes, AEP is required to file a registration statement with the SEC within 90 days after the issue date of the notes, enabling the holders of the notes to exchange the note for publicly registered exchange notes. The Company will register the notes with the SEC under Form S-4 no later than June 16, 2005.

Exhibit 99.1 of this report amends and replaces Item 6 “Selected Financial Data”, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and Item 8, “Financial Statements and Supplementary Data”, of Part II of the Company’s October 31, 2004 Form 10-K. Exhibit 99.2 amends and replaces Item 1 “Financial Statements, and Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, of Part 1 of the Company’s January 31, 2005 Form 10-Q. The Company has not amended any other items included in its October 31, 2004 Form 10-K and its January 31, 2005 Form 10-Q.

Item 9.01.       Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Items 6, 7 and 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended October 31, 2004
Exhibit 99.2	Items 1 and 2 of Part 1—Financial Information, of the Company’s Form 10-Q, for the quarter ended January 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
Date June 16, 2005	By:	/s/ LAWRENCE R. NOLL
Lawrence R. Noll
Vice President, Secretary and Controller

EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Items 6, 7 and 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended October 31, 2004
99.2	Items 1 and 2 of Part 1—Financial Information, of the Company’s Form 10-Q, for the quarter ended January 31, 2005